Exhibit 10.41

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment No. 1 to Patent License Agreement – Exclusive License Number 0486

(“Amendment No. 1”)

Effective Date: December 18, 2025 (“Amendment Effective Date”)

Name of Original Agreement: Patent License Agreement (the “Original

Agreement,” and when applicable, together with any previous amendments which may be described below, the “Agreement”)

Effective Date of Original Agreement: December 20, 2023 (“Effective Date”)

Parties: TheRas, Inc. (“Licensee”) and Leidos Biomedical Research, Inc. (“Leidos Biomedical”)

WHEREAS, the Parties hereto desire to amend, among other things, certain terms of the Agreement including adding Patent(s) and Patent Applications,

NOW, THEREFORE, in order to accommodate the desired amendment(s), the Parties hereby agree as follows:

1.
Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.
Amendment(s) to the Agreement.

Appendix A: Patent(s) and Patent Application(s) in the original agreement is deleted and replaced with the following: [***].

3.
Appendix C: Royalties.

New subsection “I.(a).” added:

I.(a). The Licensee agrees to pay to Leidos Biomedical a non-creditable, nonrefundable license amendment issue royalty fee in the amount of [***] within [***] from the Amendment Effective Date.

New subsection IV.

IV.
(g) The Licensee agrees to pay Leidos Biomedical a Benchmark royalty payment in the amount of [***] within [***] of achieving the required Benchmark, which is [***]. This payment shall be due for any new Licensed Product developed irrespective of any prior [***] payments made. Notwithstanding the foregoing, this Amendment does not in any way release Licensee from the previous obligations stated in Appendix C (Royalties) that are not expressly terminated by this Amendment.

Revised subsection V.

Appendix C, Subsection V. is deleted and replaced with the following:

1

Exhibit 10.41

V.
The Licensee agrees to pay Leidos Biomedical additional Sublicensing Revenues of [***] on the fair market value of any consideration received for and attributable to the granting of any third party sublicense within [***] of the execution of each sublicense if such sublicense is granted [***], [***] if such sublicense is granted [***], and [***] if such sublicense is granted [***]. For the sake of clarity, “Sublicensing Revenues” means [***].
4.
Ratification of the Agreement. Except as expressly set forth in Articles 2 and 3 above, the Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties to the Agreement, nor constitute a waiver of any provision of the Agreement.

5.
Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original instrument and all of which, when taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the duly authorized representatives of Licensee and Leidos Biomedical Research have executed this Amendment No. 1 as of the date first above written.

Leidos Biomedical Research, Inc. Licensee – TheRas, Inc.

By: /s/ Ethan Dmitrovsky By:/s/ Eli Wallace Print Name: Ethan Dmitrovsky, MD Print Name: Eli Wallace, PhD Title: President Title: Chief Scientific Officer

Date: 12/23/2025 Date: 1/6/2026